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                                                                  EXHIBIT 10.27



                          FORM OF INDEMNITY AGREEMENT

         THIS INDEMNITY AGREEMENT (this "Agreement") made as of _____________
__________, by and among ("BCC"), and ("          ").

                                   RECITALS:

         BCC and Guarantor have requested that          purchase and lease to
BCC certain real property and improvements pursuant to a Lease Agreement
between BCC and          of even date herewith (referred to herein, as the same
may hereafter be amended, as the "Lease Agreement"; capitalized terms not otherwise defined herein shall have the meanings given in the Lease Agreement). requires that, as a condition to entering into the Lease Agreement, BCC and
Guarantor jointly and severally indemnify          against all violations of any
applicable Environmental Laws (as herein defined), relating to the property which is the subject of the Lease, which property consists of the land more particularly described in Exhibit A attached hereto and made a part hereof and all buildings and improvements now or hereafter situated on such land (collectively, the"Property"). BCC and Guarantor have therefore agreed to
execute this Agreement in order to induce          to enter into the Lease
Agreement.

                                   AGREEMENT

                  NOW THEREFORE, in consideration of the foregoing recitals,
and as an inducement to          to enter into the Lease Agreement, BCC and
Guarantor do hereby jointly and severally agree with          as follows:

         1. As used herein, the term "Applicable Environmental Laws" shall mean any applicable laws, rules or regulations pertaining to health or the environment, or petroleum products, or radon radiation, or oil or hazardous substances, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended ("RCRA") and the Federal Emergency Planning and Community Right-To-Know Act of 1986.

         2. BCC and Guarantor will jointly and severally indemnify and hold
          harmless from and against, and reimburse           for, any fines,
charges, liabilities, reasonable expenses, reasonable fees of environmental
professionals, and reasonable attorney's fees incurred by           , in the
event any of the Property is hereafter determined to be in violation of any Applicable Environmental Law (whether or not due to any fault of BCC or Guarantor). Without limiting the foregoing, upon any written notice that such a
violation may exist, BCC and Guarantor shall upon           's request: (a)
cause to be conducted such reasonable investigations, tests or analyses of the Property (such as, at a minimum, a Phase I environmental report and any additional testing or remediation set forth

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in such report or by any Applicable Environmental Laws) by environmental
professionals mutually approved by            and BCC and provide            the
written results of such investigations, tests or analyses, and (b) prompt remedy in accordance with Applicable Environmental Law, any violation that may exist, and (c) report any reasonably alleged violation, to the extent required by law, to any federal, state or local agency having jurisdiction over such matters. If
BCC and Guarantor fail to promptly comply with           's request, may, at its
option, do any of the foregoing, and BCC and Guarantor will promptly reimburse
for all reasonable costs and expenses incurred by           .             and
its agents shall have access to the Property for the purposes of conducting any such investigations, tests or analyses.

         3. This Agreement shall survive any termination of the Lease Agreement; provided, however, BCC and Guarantor shall not indemnify with respect to any
violation which (a) are caused by           's misconduct or gross negligence or
(b) occur after BCC's vacation of the Property.

         4. BCC and Guarantor jointly and severally agree to pay to all charges, expenses, reasonable attorney's fees and costs incurred by in
connection with the           's enforcement of this Agreement, including
charges, expenses, reasonable attorney's fees and costs upon any appeal and in any bankruptcy proceedings.

         5. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         6. In the event that any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect other provisions which are otherwise lawful and valid and shall remain in full force and effect.

         7. This Agreement may be executed in counterparts which together shall constitute one instrument. It shall not be necessary for all parties to sign the same counterpart.

         8. THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF ALABAMA. THE           'S PRINCIPAL PLACE OF BUSINESS IS LOCATED IN
JEFFERSON COUNTY IN THE STATE OF ALABAMA, AND BCC AND GUARANTOR AGREE THAT THIS
AGREEMENT SHALL BE DELIVERED TO AND HELD BY            AT SUCH PRINCIPAL PLACE
OF BUSINESS, AND THE HOLDING OF THIS AGREEMENT BY            THEREAT SHALL
CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF BCC AND GUARANTOR WITH JEFFERSON COUNTY AND THE STATE OF ALABAMA FOR THE PURPOSE OF

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CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH
COUNTY AND STATE. BCC AND GUARANTOR CONSENT THAT ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER MAY BE BROUGHT IN THE CIRCUIT COURT OF THE STATE OF ALABAMA, JEFFERSON COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ALABAMA AND ASSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING THIS AGREEMENT. NOTHING HEREIN SHALL LIMIT THE JURISDICTION OF ANY OTHER COURT.

         10. BCC AND GUARANTOR HEREBY WAIVE ANY RIGHT THAT THEY MAY HAVE TO A



TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE LEASE, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO
ANY DEALINGS OF            AND/OR BCC AND GUARANTOR WITH RESPECT TO THE LEASE
DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR
OTHERWISE. BCC AND GUARANTOR AGREE THAT            MAY FILE A COPY OF THIS
AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF BCC AND GUARANTOR IRREVOCABLY TO WAIVE THEIR RIGHTS TO
TRIAL BY JURY AS AN INDUCEMENT OF            TO MAKE THE LEASE, AND THAT, TO THE
EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN BCC AND/OR GUARANTOR WITH SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                         [SIGNATURES ON FOLLOWING PAGE]

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                  IN WITNESS WHEREOF, the parties have executed or caused this
Agreement to be executed as of the day and year first above written.

                                   GUARANTOR:

                                   BALANCED CARE CORPORATION

                                   BY:
                                       -----------------------------------
                                          BRIAN L. BARTH, VICE PRESIDENT


                                   BORROWER:
                                   ---------------------------------------


                                   BY:
                                       -----------------------------------
                                       -----------------------------------

                                   BY:
                                       -----------------------------------

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SCHEDULE TO EXHIBIT 10.27 FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF
REGULATION S-K

                               INDEMNITY AGREEMENT

       PROJECT                      PARTIES                                 FACILITY                       DATE
       -------                      -------                                 --------                       ----

Harrisburg, PA         Capstone Capital Corporation of    Outlook Pointe at Harrisburg                    3/28/97
                       Pennsylvania, Inc. and BCC at
                       Harrisburg, Inc.

Greensboro, NC         Capstone Capital Corporation and   Outlook Pointe at Greensboro                    3/28/97
                       BCC at Greensboro, Inc.

Ravenna, OH            Capstone Capital Corporation and   Outlook Pointe at Ravenna                       3/28/97
                       BCC at Ravenna, Inc.

Nevada, MO (2          Capstone Capital Corporation and   Joe Clark Residential Care Home                 5/15/97
Agreements)            BCC at Missouri, Inc.              1501 E. Ashland Street
                                                          Nevada, MO

Butler, MO             Capstone Capital Corporation and   Joe Clark Residential Care Home                 5/15/97
                       BCC at Missouri, Inc.              300 S. Delaware Street
                                                          Butler, MO

Lamar, MO              Capstone Capital Corporation and   Joe Clark Residential Care Home                 8/18/97
                       BCC at Lamar, Inc.                 3 Southwest First Lane
                                                          Lamar, MO

Roanoke, VA            ALCO II, L.L.C. and BCC at         Outlook Pointe at Roanoke                       6/30/97
                       Roanoke, Inc.

Harrisonburg, VA       ALCO I, L.L.C. and BCC at          Outlook Pointe at Harrisonburg                  6/30/97
                       Harrisonburg, Inc.

Danville, VA           ALCO III, L.L.C. and BCC at        Outlook Pointe at Danville                      9/3/97
                       Danville, Inc.